SPDR® Trust Series 1

Supplement Dated October 30, 2009
to the
Prospectus Dated February 24, 2009

The footnote to the text on page 4 of the prospectus is hereby deleted and replaced with the following:

See, however, the discussion of termination of the Trust in this Prospectus for a description of the circumstances in which SPDRs may be redeemed in less than a Creation Unit size aggregation of 50,000 SPDRs.

The second paragraph after the title “SPDRs Make Periodic Dividend Payments” on page 10 of the prospectus is hereby deleted and replaced with the following:

Quarterly distributions based on the amount of dividends payable with respect to Portfolio Securities and other income received by the Trust, net of fees and expenses, and taxes, if applicable, are made via DTC and its participants to Beneficial Owners on each Dividend Payment Date. Any capital gain income recognized by the Trust in any taxable year that is not previously treated as distributed during the year ordinarily is to be distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (“Code”). Although all distributions are currently made quarterly, under certain limited circumstances the Trustee may vary the periodicity with which distributions are made. Those Beneficial Owners interested in reinvesting their quarterly distributions may do so through a dividend reinvestment service, if one is offered by their broker-dealer. Under limited certain circumstances, special dividend payments also may be made to the Beneficial Owners. See “Administration of the Trust — Distributions to Beneficial Owners.”

The entire section under the title “DIVIDEND REINVESTMENT SERVICE” on pages 56-57 of the prospectus is hereby deleted and replaced with the following:

Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional SPDRs are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment program offered by such broker dealer.

Distributions in cash that are reinvested in additional SPDRs through a dividend reinvestment service, if offered by an investor’s broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

The footnote appearing on page 57 of the prospectus is hereby deleted in its entirety.

The last paragraph after the title “Distributions to Beneficial Owners” on page 62 of the prospectus is hereby deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.